Exhibit 99.2

AMENDED AND RESTATED

PLEDGE AGREEMENT

By

ADESA, INC.,

as Borrower

and

THE GUARANTORS PARTY HERETO

and

BANK OF AMERICA, N.A.,

as Collateral Agent

Dated as of July 25, 2005

i

ii

EXHIBIT 1	Form of Issuer’s Acknowledgment
EXHIBIT 2	Form of Securities Pledge Amendment
EXHIBIT 3	Form of Joinder Agreement

SCHEDULE 1	Legal Names
SCHEDULE 2	Filings/Filing Offices
SCHEDULE 3	Termination Statement Filings
SCHEDULE 4	Stock Ownership and Other Equity Interests

iii

AMENDED AND RESTATED

PLEDGE AGREEMENT

AMENDED AND RESTATED PLEDGE AGREEMENT dated as of July 25, 2005 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time in accordance with the provisions hereof, the “Agreement”) made by ADESA, INC., a Delaware Corporation (the “Borrower”) and THE GUARANTORS LISTED ON THE SIGNATURE PAGES HERETO (the “Original Guarantors”) OR FROM TIME TO TIME PARTY HERETO BY EXECUTION OF A JOINDER AGREEMENT (the “Additional Guarantors,” and together with the Original Guarantors, the “Guarantors”), as pledgors, assignors and debtors (the Borrower, together with the Guarantors, in such capacities and together with any successors in such capacities, the “Pledgors,” and each, a “Pledgor”), in favor of BANK OF AMERICA, N.A., in its capacity as collateral agent pursuant to the Credit Agreement (as hereinafter defined), as pledgee, assignee and secured party (in such capacities and together with any successors in such capacities, the “Collateral Agent”).

A.            The Borrower, the Original Guarantors, the Collateral Agent and the lending institutions listed therein (the “Lenders”) have, in connection with the execution and delivery of this Agreement, entered into that certain amended and restated credit agreement, dated as of the date hereof (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Credit Agreement”)

B.            The Borrower, the guarantors party thereto and the collateral agent party thereto have entered into that certain Original Pledge Agreement, dated as of June 21, 2004 (the “Original Pledge Agreement”) and the Borrower, the Original Guarantors and the Collateral Agent desire to amend and restate the Pledge Agreement pursuant to the terms and conditions contained herein.

C.            Each Original Guarantor has, pursuant to the Credit Agreement, unconditionally guaranteed the Obligations (as defined in the Credit Agreement).

D.            The Borrower and each Original Guarantor will receive substantial benefits from the execution, delivery and performance of the obligations under the Credit Agreement and the other Loan Documents and each is, therefore, willing to enter into this Agreement.

E.             Each Pledgor is or, as to Pledged Collateral (as hereinafter defined) acquired by such Pledgor after the date hereof will be, the legal and/or beneficial owner of the Pledged Collateral pledged by it hereunder.

F.             This Agreement is given by each Pledgor in favor of the Collateral Agent for the benefit of the Secured Parties (as hereinafter defined) to secure the payment and performance of all of the Obligations.

G.            It is a condition to the obligations of the Lenders to make the Loans under the Credit Agreement and a condition to the L/C Issuer issuing Letters of Credit under the Credit Agreement that each Pledgor execute and deliver the applicable Loan Documents, including this Agreement.

R E C I T A L S:

NOW THEREFORE, in consideration of the foregoing premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each Pledgor and the Collateral Agent hereby agree as follows:

ARTICLE I

DEFINITIONS AND INTERPRETATION

(a)           Unless otherwise defined herein or in the Credit Agreement, capitalized terms used herein that are defined in the UCC shall have the meanings assigned to them in the UCC.

(b)           Terms used but not otherwise defined herein that are defined in the Credit Agreement shall have the meanings given to them in the Credit Agreement. Sections 1.03 and 1.08 of the Credit Agreement shall apply herein mutatis mutandis.

(c)           The following terms shall have the following meanings:

“Additional Guarantors” shall have the meaning assigned to such term in the Preamble hereof.

“Additional Pledged Interests” shall mean, collectively, with respect to each Pledgor, (i) all options, warrants, rights, agreements, additional membership, partnership or other equity interests of whatever class of any issuer of Initial Pledged Interests or any interest in any such issuer, together with all rights, privileges, authority and powers of such Pledgor relating to such interests in each such issuer or under any Organizational Document of any such issuer, and the certificates, instruments and agreements representing such membership, partnership or other interests and any and all interest of such Pledgor in the entries on the books of any financial intermediary pertaining to such membership, partnership or other equity interests from time to time acquired by such Pledgor in any manner and (ii) all membership, partnership or other equity interests, as applicable, of each limited liability company, partnership or other entity (other than a corporation) hereafter acquired or formed by such Pledgor and all options, warrants, rights, agreements, additional membership, partnership or other equity interests of whatever class of such limited liability company, partnership or other entity, together with all rights, privileges, authority and powers of such Pledgor relating to such interests or under any Organizational Document of any such issuer, and the certificates, instruments and agreements representing such membership, partnership or other equity interests and any and all interest of such Pledgor in the entries on the books of any financial intermediary pertaining to such membership, partnership or other interests, from time to time acquired by such Pledgor in any manner.

“Additional Pledged Shares” shall mean, collectively, with respect to each Pledgor, (i) all options, warrants, rights, agreements, additional shares of capital stock of whatever class of any issuer of the Initial Pledged Shares (including any Unlimited Company, as defined below) or any other equity interest in any such issuer, together with all rights, privileges, authority and powers of such Pledgor relating to such interests issued by any such issuer under any Organizational Document of any such issuer, and the certificates, instruments and agreements representing such interests and any and all interest of such Pledgor in the entries on the books of any financial intermediary pertaining to such interests, from time to time acquired by such Pledgor in any manner and (ii) all the issued and outstanding shares of capital stock of each corporation hereafter acquired or formed by such Pledgor and all options, warrants, rights, agreements or additional shares of capital stock of whatever class of such corporation, together with all rights, privileges, authority and powers of such Pledgor relating to such shares or under any Organizational Document of such corporation, and the certificates, instruments and agreements representing such shares and any and all interest of such Pledgor in the entries on the books of any financial intermediary pertaining to such shares, from time to time acquired by such Pledgor in any manner.

“Agreement” shall have the meaning assigned to such term in the Preamble hereof.

“Borrower” shall have the meaning assigned to such term in the Preamble hereof.

“Claims” shall mean any and all property and other taxes, assessments and special assessments, levies, fees and all governmental charges imposed upon or assessed against, and landlords’, carriers’, mechanics’, workmen’s, repairmen’s, laborers’, materialmen’s, suppliers’ and warehousemen’s Liens and other claims arising by operation of law against, all or any portion of the Pledged Collateral.

“Collateral Agent” shall have the meaning assigned to such term in the Preamble hereof.

“Credit Agreement” shall have the meaning assigned to such term in Recital A hereof.

“Distributions” shall mean, collectively, with respect to each Pledgor, all dividends, cash, options, warrants, rights, instruments, distributions, returns of capital or principal, income, interest, profits and other property, interests (debt or equity) or proceeds, including as a result of a split, revision, reclassification or other like change of the Pledged Securities, from time to time received, receivable or otherwise distributed to such Pledgor in respect of or in exchange for any or all of the Pledged Securities.

“Foreign Entity” shall mean, with respect to any Pledgor, any corporation, partnership, limited liability company or other business entity (i) which is organized under the laws of a jurisdiction other than a state of the United States or the District of Columbia and (ii) of which an aggregate of more than 50% of the outstanding classes of capital stock or membership, partnership or other equity interests, as applicable, entitled to vote is, at the time, owned by such Pledgor or is otherwise considered the Subsidiary of the Pledgor.

“Guarantors” shall have the meaning assigned to such term in the Preamble hereof.

“Initial Pledged Interests” shall mean, with respect to each Pledgor, all membership, partnership or other equity interests (other than in a corporation), as applicable, of each issuer described in Schedule 4 hereto, together with all rights, privileges, authority and powers of such Pledgor in and to each such issuer or under any Organizational Document of each such issuer, and the certificates, instruments and agreements representing such membership, partnership or other interests and any and all interest of such Pledgor in the entries on the books of any financial intermediary pertaining to such membership, partnership or other interests.

“Initial Pledged Shares” shall mean, collectively, with respect to each Pledgor, the issued and outstanding shares of capital stock of each issuer (including any Unlimited Company, as defined below) described in Schedule 4 hereto together with all rights, privileges, authority and powers of such Pledgor relating to such interests in each such issuer or under any Organizational Document of each such issuer, and the certificates, instruments and agreements representing such shares of capital stock and any and all interest of such Pledgor in the entries on the books of any financial intermediary pertaining to the Initial Pledged Shares.

“Joinder Agreement” shall mean an agreement substantially in the form annexed hereto as Exhibit 3.

“Lenders” shall have the meaning assigned to such term in Recital A hereof.

“Original Guarantors” shall have the meaning assigned to such term in the Preamble hereof.

“Pledge Amendment” shall have the meaning assigned to such term in Section 5.1 hereof.

“Pledged Collateral” shall mean, collectively, the Pledged Securities and the Distributions; provided, however, that Pledged Collateral shall not include (i) any of the outstanding capital stock or membership, partnership or other equity interests, as applicable, of a Foreign Entity in excess of 65% of all outstanding Voting Stock of such Foreign Entity entitled to vote, (ii) any equity interest in AFC Funding Corporation and any future SPEs formed in accordance with the Credit Agreement, (iii) ADESA, Inc.’s interests in ADESA Mexico, LLC, Adesur, S.de R.L. de C.V. and Auction Vehicles of Mexico, S. de R.L. de C.V., or (iv) ADESA Mexico, LLC’s interests in Adesur, S. de R.L. de C.V. and Auction Vehicles of Mexico, S. de R.L. de C.V.

“Pledged Interests” shall mean, collectively, the Initial Pledged Interests and the Additional Pledged Interests.

“Pledged Securities” shall mean, collectively, the Pledged Interests, the Pledged Shares and the Successor Interests.

“Pledged Shares” shall mean, collectively, the Initial Pledged Shares and the Additional Pledged Shares.

“Pledgor” shall have the meaning assigned to such term in the Preamble hereof.

“Secured Parties” shall mean, collectively, the Administrative Agent, the Collateral Agent, each other Agent, the Lenders and each party to a Hedging Agreement relating to the Loans if at the date of entering into such Hedging Agreement such person was a Lender or an Affiliate of a Lender and such person executes and delivers to the Administrative Agent a letter agreement in form and substance acceptable to the Administrative Agent pursuant to which such person appoints the Collateral Agent as its agent under the applicable Loan Documents.

“Successor Interests” shall mean, collectively, with respect to each Pledgor, all shares of each class of the capital stock of the successor corporation or interests or certificates of the successor limited liability company, partnership or other entity owned by such Pledgor (unless such successor is such Pledgor itself) formed by or resulting from any consolidation or merger in which any person listed in Schedule 1 hereto is not the surviving entity.

“UCC” shall mean the Uniform Commercial Code as in effect on the date hereof in the State of New York; provided, however, that if by reason of mandatory provisions of law, any or all of the perfection or priority of the Collateral Agent’s and the Secured Parties’ security interest in any item or portion of the Pledged Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of New York, the term “UCC” shall mean the Uniform Commercial Code as in effect on the date hereof in such other jurisdiction for purposes of the provisions hereof relating to such perfection or priority and for purposes of definitions relating to such provisions.

“Unlimited Company” means an unlimited company existing under the Companies Act (Nova Scotia).

“Unlimited Company Shares” means any shares or other membership interests in any Unlimited Company which are Pledged Shares.

SECTION 1.2         Interpretation.  The rules of interpretation specified in the Credit Agreement (including Section 1.03 thereof) shall be applicable to this Agreement.

SECTION 1.3         Resolution of Drafting Ambiguities.  Each Pledgor acknowledges and agrees that it was represented by counsel in connection with the execution and delivery hereof, that it and its counsel reviewed and participated in the preparation and negotiation hereof and that any rule of construction to the effect that ambiguities are to be resolved against the drafting party (i.e., the Collateral Agent) shall not be employed in the interpretation hereof.

ARTICLE II

GRANT OF SECURITY AND SECURED OBLIGATIONS

SECTION 2.1         Grant of Security Interest.  As collateral security for the payment and performance in full of all the Obligations, each Pledgor hereby pledges and grants to the Collateral Agent for the benefit of the Secured Parties, a lien on and security interest in and to all of the right, title and interest of such Pledgor in, to and under the Pledged Collateral, wherever located, whether now existing or hereafter arising or acquired from time to time.

SECTION 2.2         Filings.  (a)  Each Pledgor hereby irrevocably authorizes the Collateral Agent at any time and from time to time to file in any relevant jurisdiction any initial financing statements and amendments thereto that contain the information required by Article 9 of the Uniform Commercial Code of each applicable jurisdiction for the filing of any financing statement or amendment relating to the Pledged Collateral, including (i) whether such Pledgor is an organization, the type of organization and any organizational identification number (if any) issued to such Pledgor, and (ii) any financing or continuation statements or other documents without the signature of such Pledgor where permitted by law, including the filing of a financing statement describing the Pledged Collateral. Each Pledgor agrees to provide all information described in the immediately preceding sentence to the Collateral Agent promptly upon request.

(b)           Each Pledgor hereby ratifies its authorization for the Collateral Agent to file in any relevant jurisdiction any initial financing statements or amendments thereto relating to the Pledged Collateral if filed prior to the date hereof.

SECTION 2.3         Subrogation.  Until payment and performance in full of all the Obligations, no Pledgor shall exercise any claim or other rights which it may now or hereafter acquire against any other Pledgor that arises from the existence, payment, performance or enforcement of such Pledgor’s obligations under this Agreement, including any right of subrogation, reimbursement, exoneration or indemnification, any right to participate in any claim or remedy against any other Pledgor or any collateral which the Collateral Agent now has or hereafter acquires, whether or not such claim, remedy or right arises in equity or under contract, statute or common law, including the right to take or receive from any other Pledgor, directly or indirectly, in cash or other property or by setoff or in any manner, payment or security on account of such claim or other rights.  If any amount shall be paid to any Pledgor in violation of the preceding sentence, such amount shall be deemed to have been paid for the benefit of the Secured Parties, and shall forthwith be paid to the Collateral Agent to be credited and applied against the Obligations, whether matured or unmatured.  Each Pledgor acknowledges that it will receive direct and indirect benefits for the financing arrangements contemplated by the Loan Documents and that the agreement set forth in this Section is knowingly made in contemplation of such benefits.

ARTICLE III

PERFECTION; SUPPLEMENTS; FURTHER ASSURANCES;
USE OF PLEDGED COLLATERAL

SECTION 3.1         Delivery of Certificated Pledged Collateral.  Each Pledgor represents and warrants that all certificates representing or evidencing the Pledged Collateral in existence on the date hereof have been delivered to the Collateral Agent in suitable form for transfer by delivery or accompanied by duly executed instruments of transfer or assignment in blank and that the Collateral Agent has a perfected first priority security interest therein. Each Pledgor hereby agrees that all certificates representing or evidencing Pledged Collateral acquired by such Pledgor after the date hereof shall immediately upon receipt thereof by such Pledgor be delivered to and held by or on behalf of the Collateral Agent pursuant hereto. All certificated Pledged Collateral shall be in suitable form for transfer by delivery or shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to the Collateral Agent. Except in the case of Unlimited Company Shares (which may only be transferred upon the occurrence and during the continuance of an Event of Default and following the giving of notice as provided for herein), the Collateral Agent shall have the right, at any time upon the occurrence and during the continuance of any Event of Default, to endorse, assign or otherwise transfer to or to register in the name of the Collateral Agent or any of its nominees or endorse for negotiation any or all of the Pledged Collateral, without any indication that such Pledged Collateral is subject to the security interest hereunder. In addition, upon the occurrence and during the continuance of an Event of Default, the Collateral Agent shall have the right at any time to exchange certificates representing or evidencing Pledged Collateral for certificates of smaller or larger denominations.

SECTION 3.2         Perfection of Uncertificated Pledged Collateral.  Each Pledgor represents and warrants that, upon the filing of financing statements in the appropriate filing offices, the Collateral Agent will have a perfected first priority security interest in all uncertificated Pledged Securities pledged by it hereunder that are in existence on the date hereof. Each Pledgor hereby agrees that if any of the Pledged Securities are at any time not evidenced by certificates of ownership, then each applicable Pledgor shall, to the extent permitted by applicable law (i) if necessary or desirable to perfect a security interest in such Pledged Securities, cause such pledge to be recorded on the equityholder register or the books of the issuer, cause the issuer to execute and deliver to the Collateral Agent an acknowledgment of the pledge of such Pledged Securities substantially in the form of Exhibit 1 annexed hereto, execute any customary pledge forms or other documents necessary or appropriate to complete the pledge and give the Collateral Agent the right to transfer such Pledged Securities under the terms hereof and, upon request, provide to the Collateral Agent an opinion of counsel, in form and substance reasonably satisfactory to the Collateral Agent, confirming such pledge and perfection thereof and (ii) use its commercially reasonable efforts to cause such Pledged Securities to become certificated and delivered to the Collateral Agent in accordance with the provisions of Section 3.1.

SECTION 3.3         Financing Statements and Other Filings: Maintenance of Perfected Security Interest.  Each Pledgor represents and warrants that all filings necessary to perfect the security interest granted by it to the Collateral Agent in respect of the Pledged Collateral have been delivered to the Collateral Agent in completed and, to the extent necessary or appropriate, duly executed form for filing in each governmental, municipal or other office specified in Schedule 2 hereto.  Each Pledgor agrees that at the sole cost and expense of the Pledgors, (i) such Pledgor will maintain the security interest created by this Agreement in the Pledged Collateral as a perfected first priority security interest and shall defend such security interest against the claims and demands of all persons except Permitted Liens, (ii) such Pledgor shall furnish to the Collateral Agent from time to time statements and schedules further identifying and describing the Pledged Collateral and such other reports in connection with the Pledged Collateral as the Collateral Agent may reasonably request, all in reasonable detail and (iii) at any time and from time to time, upon the written request of the Collateral Agent, such Pledgor shall promptly and duly execute and deliver, and file and have recorded, such further instruments and documents and take such further action as the Collateral Agent may reasonably request for the purpose of obtaining or preserving the full benefits of this Agreement and the rights and powers herein granted, including the filing of any financing statements, continuation statements and other documents (including this Agreement) under the Uniform Commercial Code (or other similar laws) in effect in any jurisdiction with respect to the security interest created hereby, all in form reasonably satisfactory to the Collateral Agent to perfect, continue and maintain a valid, enforceable, first priority security interest in the Pledged Collateral as provided herein and to preserve the other rights and interests granted to the Collateral Agent hereunder, as against third parties, with respect to the Pledged Collateral.

SECTION 3.4         Joinder of Additional Guarantors.  The Pledgors shall cause each of its Subsidiaries which, from time to time, after the date hereof shall be required to pledge any assets to the Collateral Agent for the benefit of the Secured Parties pursuant to the provisions of the Credit Agreement, subject to the proviso in Section 5.11 of the Credit Agreement, (a) to execute and deliver to the Collateral Agent a Joinder Agreement substantially in the form of Exhibit 3 annexed hereto within thirty (30) Business Days of the date on which it was acquired or created or (b) in the case of a Subsidiary organized outside of the United States required to pledge any assets to the Collateral Agent, execute and deliver such documentation as the Collateral Agent shall reasonably request and, in each case, upon such execution and delivery, such Subsidiary shall constitute a “Guarantor” and a “Pledgor” for all purposes hereunder with the same force and effect as if originally named as a Guarantor and Pledgor herein. The execution and delivery of such Joinder Agreement shall not require the consent of any Pledgor hereunder. The rights and obligations of each Pledgor hereunder shall remain in full force and effect notwithstanding the addition of any new Guarantor and Pledgor as a party to this Agreement.

SECTION 3.5         Supplements: Further Assurances.  Each Pledgor shall take such further actions, and execute and deliver to the Collateral Agent such additional assignments, agreements, supplements, powers and instruments, as the Collateral Agent may in its reasonable judgment deem necessary or appropriate, wherever required by law, in order to perfect, preserve and protect the security interest in the Pledged Collateral as provided herein and the rights and interests granted to the Collateral Agent hereunder, to carry into effect the purposes hereof or better to assure and confirm unto the Collateral Agent the Pledged Collateral or permit the Collateral Agent to exercise and enforce its rights, powers and remedies hereunder with respect to any Pledged Collateral. Without limiting the generality of the foregoing, each Pledgor shall make, execute, endorse, acknowledge, file or refile and/or deliver to the Collateral Agent from time to time upon reasonable request such lists, descriptions and designations of the Pledged Collateral, documents of title, schedules, confirmatory assignments, supplements, additional security agreements, financing statements, powers of attorney, certificates, reports and other assurances or instruments as the Collateral Agent shall reasonably request. Except in the case of Unlimited Company Shares (for which such right shall only exist to the extent that such right may be exercised in the name of and on behalf of the Pledgor as attorney therefor), if an Event of Default has occurred and is continuing, the Collateral Agent may institute and maintain, in its own name or in the name of any Pledgor, such suits and proceedings as the Collateral Agent may be advised by counsel shall be necessary or expedient to prevent any impairment of the security interest in or the perfection thereof in the Pledged Collateral. All of the foregoing shall be at the sole cost and expense of the Pledgors.

ARTICLE IV

REPRESENTATIONS, WARRANTIES AND COVENANTS

Each Pledgor represents, warrants and covenants as follows:

SECTION 4.1         Title.  Except for the security interest granted to the Collateral Agent for the ratable benefit of the Secured Parties pursuant to this Agreement and Permitted Liens, such Pledgor owns and, as to Pledged Collateral acquired by it from time to time after the date hereof, will own the rights in each item of Pledged Collateral pledged by it hereunder free and clear of any and all Liens or claims of others. In addition, no Liens or claims exist on the Pledged Collateral, other than Permitted Liens. Such Pledgor has not filed, nor authorized any third party to file a financing statement or other public notice with respect to all or any part of the Pledged Collateral on file or of record in any public office, except such as have been filed in favor of the Collateral Agent pursuant to this Agreement or as are permitted by the Credit Agreement or financing statements or public notices relating to the termination statements listed on Schedule 3 hereto. No person other than the Collateral Agent has control or possession of all or any part of the Pledged Collateral, except as permitted by the Credit Agreement.

SECTION 4.2         Validity of Security Interest.  The security interest in and Lien on the Pledged Collateral granted to the Collateral Agent for the benefit of the Secured Parties hereunder constitutes (a) a legal and valid security interest in all the Pledged Collateral securing the payment and performance of the Obligations, and (b) subject to the filings and other actions described in Schedule 2 hereto, a perfected security interest in all the Pledged Collateral. The security interest and Lien granted to the Collateral Agent for the benefit of the Secured Parties pursuant to this Agreement in and on the Pledged Collateral will at all times constitute a perfected, continuing security interest therein.

SECTION 4.3         Defense of Claims; Transferability of Pledged Collateral.  Each Pledgor shall, at the request of the Collateral Agent and at its own cost and expense, defend title to the Pledged Collateral pledged by it hereunder and the security interest therein and Lien thereon granted to the Collateral Agent and the priority thereof against all claims and demands of all persons at any time claiming any interest therein adverse to the Collateral Agent or any other Secured Party. There is no agreement, and no Pledgor shall enter into any agreement or take any other action, that would restrict the transferability of any of the Pledged Collateral or otherwise impair or conflict with such Pledgors’ obligations or the rights of the Collateral Agent hereunder; provided that the transferability of any of the Pledged Collateral which are Unlimited Company Shares may be restricted by the articles of association of the issuer of such Unlimited Company Shares.

SECTION 4.4         Other Financing Statements.  It has not filed, nor authorized any third party to file a valid or effective financing statement (or similar statement or instrument of registration under the law of any jurisdiction) covering or purporting to cover any interest of any kind in the Pledged Collateral. So long as any of the Obligations remain unpaid, no Pledgor shall execute, authorize or permit to be filed in any public office any financing statement (or similar statement or instrument of registration under the law of any jurisdiction) relating to any Pledged Collateral.

SECTION 4.5         Chief Executive Office; Change of Name; Jurisdiction of Organization.  (a)  It shall comply with the provisions of Section 5.13(a) of the Credit Agreement.

(b)           The Collateral Agent may rely on opinions of counsel as to whether any or all UCC financing statements of the Pledgors need to be amended as a result of any of the changes described in Section 5.13(a) of the Credit Agreement. If any Pledgor fails to provide information to the Collateral Agent about such changes on a timely basis, the Collateral Agent shall not be liable or responsible to any party for any failure to maintain a perfected security interest in such Pledgor’s property constituting Pledged Collateral, for which the Collateral Agent needed to have information relating to such changes. The Collateral Agent shall have no duty to inquire about such changes if any Pledgor does not inform the Collateral Agent of such changes, the parties acknowledging and agreeing that it would not be feasible or practical for the Collateral Agent to search for information on such changes if such information is not provided by any Pledgor.

SECTION 4.6         Due Authorization and Issuance.  All of the Initial Pledged Shares have been, and to the extent any Pledged Shares are hereafter issued, such Pledged Shares will be, upon such issuance, duly authorized, validly issued and fully paid and non-assessable, subject, in the case of Unlimited Company Shares, to the general principles regarding the liability of shareholders of an Unlimited Company. All of the Initial Pledged Interests have been fully paid for, and there is no amount or other obligation owing by any Pledgor to any issuer of the Initial Pledged Interests in exchange for or in connection with the issuance of the Initial Pledged Interests or any Pledgor’s status as a partner or a member of any issuer of the Initial Pledged Interests.

SECTION 4.7         Consents, etc.  In the event that the Collateral Agent desires to exercise any remedies, voting or consensual rights or attorney-in-fact powers set forth in this Agreement and determines it necessary to obtain any approvals or consents of any Governmental Authority or any other person therefor, then, upon the reasonable request of the Collateral Agent, such Pledgor agrees to use its reasonable best efforts to assist and aid the Collateral Agent to obtain as soon as practicable any necessary approvals or consents for the exercise of any such remedies, rights and powers.

SECTION 4.8         Pledged Collateral.  All information set forth herein, including the schedules annexed hereto, and all information contained in any documents, schedules and lists heretofore delivered to any Secured Party in connection with this Agreement, in each case, relating to the Pledged Collateral, is accurate and complete in all material respects. The Pledged Collateral described on the schedules hereto constitutes all of the property of such type of Pledged Collateral owned or held by the Pledgors, except as specifically excluded from the definition of “Pledged Collateral”.

SECTION 4.9         Payment of Taxes: Compliance with Laws; Claims.  Each Pledgor represents and warrants that all Claims imposed upon or assessed against the Pledged Collateral have been paid and discharged unless they were not required to be paid or discharged in accordance with Section 5.05(a) of the Credit Agreement. Each Pledgor shall comply with all Requirements of Law applicable to the Pledged Collateral the failure to comply with which would, individually or in the aggregate, have a Material Adverse Effect. Each Pledgor may at its own expense contest the validity, amount or applicability of any Claims so long as the contest thereof shall be conducted in accordance with, and permitted pursuant to the provisions of, the Credit Agreement. Notwithstanding the foregoing provisions of this Section 4.9, (i) no contest of any such obligation may be pursued by such Pledgor if such contest would expose the Collateral Agent or any other Secured Party to (A) any possible criminal liability or (B) any additional civil liability for failure to comply with such obligations unless such Pledgor shall have furnished a bond or other security therefor satisfactory to the Collateral Agent, or such Secured Party, as the case may be and (ii) if at any time payment or performance of any obligation contested by such Pledgor pursuant to this Section 4.9 shall become necessary to prevent the imposition of remedies because of non-payment, such Pledgor shall pay or perform the same in sufficient time to prevent the imposition of remedies in respect of such default or prospective default.

SECTION 4.10       Interests in Limited Liability Companies.  The limited liability company interests pledged hereunder do not constitute “securities” under Article 8 of the UCC. If such interests hereafter become “securities,” the Pledgor thereof shall use its commercially reasonable efforts to cause such interests to become certificated and deliver certificates representing such interests to the Collateral Agent in accordance with the provisions of Section 3.1.

SECTION 4.11       Tennessee Pledgors.  Any Pledgor that is organized under the laws of the State of Tennessee promptly after acquisition of any assets that constitute Pledged Collateral hereunder shall file a financing statement naming the Collateral Agent as secured party and describing such assets.

ARTICLE V

CERTAIN PROVISIONS CONCERNING PLEDGED COLLATERAL

SECTION 5.1         Pledge of Additional Pledged Collateral.  Each Pledgor shall, upon obtaining any Pledged Securities of any person, accept the same in trust for the benefit of the Collateral Agent (or, in the case of Unlimited Company Shares, subject to the security interest created hereby in such Additional Pledged Collateral) and forthwith deliver to the Collateral Agent a pledge amendment, duly executed by such Pledgor, in substantially the form of Exhibit 2 annexed hereto (each, a “Pledge Amendment”), and the certificates and other documents required under Section 3.1 and Section 3.2 hereof in respect of the additional Pledged Securities which are to be pledged pursuant to this Agreement, and confirming the attachment of the Lien hereby created on and in respect of such additional Pledged Securities. Each Pledgor hereby authorizes the Collateral Agent to attach each Pledge Amendment to this Agreement and agrees that all Pledged Securities listed on any Pledge Amendment delivered to the Collateral Agent shall for all purposes hereunder be considered Pledged Collateral.

SECTION 5.2         Voting Rights; Distributions; etc.

(i)            So long as no Event of Default shall have occurred and be continuing:

(A)          Each Pledgor shall be entitled to exercise or refrain from exercising any and all voting and other consensual rights pertaining to the Pledged Collateral or any part thereof for any purpose not inconsistent with the terms or purposes hereof, the Credit Agreement or any other document evidencing the Obligations; provided, however, that no Pledgor shall in any event exercise such rights in any manner which could reasonably be expected to have a Material Adverse Effect. The Collateral Agent and each other Secured Party hereby acknowledges that neither the voting by a Pledgor of any Pledged Shares for, or such Pledgor’s consent to, the election of directors (or similar governing body) at a regularly scheduled annual or other meeting of stockholders or shareholders or with respect to incidental matters at any such meeting, nor such Pledgor’s consent to or approval of any action otherwise permitted under this Agreement, the Credit Agreement or any other document evidencing the Obligations, shall be deemed inconsistent with the terms of this Agreement, the Credit Agreement or any other document evidencing the Obligations.

(B)           Each Pledgor shall be entitled to receive and retain, and to utilize free and clear of the Lien hereof, any and all Distributions, but only if and to the extent made in accordance with the provisions of the Credit Agreement; provided, however, that any and all such Distributions consisting of rights or interests in the form of securities shall be forthwith delivered to the Collateral Agent to hold as Pledged Collateral and shall, if received by any Pledgor, be received in trust for the benefit of the Collateral Agent, be segregated from the other property or funds of such Pledgor and be forthwith delivered to the Collateral Agent as Pledged Collateral in the same form as so received (with any necessary endorsement).

(ii)           The Collateral Agent shall be deemed without further action or formality to have granted to each Pledgor all necessary consents relating to voting rights and shall, if necessary, upon written request of any Pledgor and at the sole cost and expense of the Pledgors, from time to time execute and deliver (or cause to be executed and delivered) to such Pledgor all such proxies and other instruments as such Pledgor may reasonably request in order to permit such Pledgor to exercise the voting and other rights which it is entitled to exercise pursuant to Section 5.2(i)(A) hereof and to receive the Distributions which it is authorized to receive and retain pursuant to Section 5.2(i)(B) hereof. For greater certainty, nothing in this paragraph (ii) is intended to suggest that the Pledgor of an interest in Unlimited Company Shares hereunder acquires any rights described in this paragraph from the Collateral Agent or in any way other than by virtue of its being a member of the Unlimited Company.

(iii)          Except with respect to Unlimited Company Shares which remain registered in the name of the Pledgor, upon the occurrence and during the continuance of any Event of Default:

(A)          All rights of each Pledgor to exercise or refrain from exercising the voting and other consensual rights it would otherwise be entitled to exercise pursuant to Section 5.2(i)(A) hereof shall cease, and all such rights shall thereupon become vested in the Collateral Agent, which shall thereupon have the sole right to exercise such voting and other consensual rights.

(B)           All rights of each Pledgor to receive Distributions which it would otherwise be authorized to receive and retain pursuant to Section 5.2(i)(B) hereof shall cease and all such rights shall thereupon become vested in the Collateral Agent, which shall thereupon have the sole right to receive and hold as Pledged Collateral such Distributions.

(iv)          Each Pledgor shall, at its sole cost and expense, from time to time execute and deliver to the Collateral Agent appropriate instruments as the Collateral Agent may request in order to permit the Collateral Agent to exercise the voting and other rights which it may be entitled to exercise pursuant to Section 5.2(iii)(A) hereof and to receive all Distributions which it may be entitled to receive under Sections 5.2(i)(B) and 5.2(iii)(B) hereof.

(v)           All Distributions which are received by any Pledgor contrary to the provisions of Section 5.2(i)(B) or 5.2(iii)(B) hereof shall be received in trust for the benefit of the Collateral Agent, shall be segregated from other funds of such Pledgor and shall immediately be paid over to the Collateral Agent as Pledged Collateral in the same form as so received (with any necessary endorsement).

SECTION 5.3         Defaults, etc.  Such Pledgor is not in default in the payment of any portion of any mandatory capital contribution, if any, required to be made under any agreement to which such Pledgor is a party relating to the Pledged Securities pledged by it, and such Pledgor is not in violation of any other material provisions of any such agreement to which such Pledgor is a party, or otherwise in default or violation thereunder. No Pledged Collateral pledged by such Pledgor is subject to any defense, offset or counterclaim, nor have any of the foregoing been asserted or alleged against such Pledgor by any person with respect thereto, and as of the date hereof, there are no certificates, instruments, documents or other writings (other than the Organizational Documents and certificates, if any, delivered to the Collateral Agent) which evidence any Pledged Securities of such Pledgor.

SECTION 5.4         Certain Agreements of Pledgors As Issuers and Holders of Equity Interests.

(i)            In the case of each Pledgor which is an issuer of Pledged Collateral, such Pledgor agrees to be bound by the terms of this Agreement relating to the Pledged Collateral issued by it and will comply with such terms insofar as such terms are applicable to it.

(ii)           In the case of each Pledgor which is a partner in a partnership, limited liability company or other entity, such Pledgor hereby consents to the extent required by the applicable Organizational Document to the pledge by each other Pledgor, pursuant to the terms hereof, of the Pledged Interests in such partnership, limited liability company or other entity and, upon the occurrence and during the continuance of an Event of Default, to the transfer of such Pledged Interests to the Collateral Agent or its nominee and to the substitution of the Collateral Agent or its nominee as a substituted partner or member in such partnership, limited liability company or other entity with all the rights, powers and duties of a general partner or a limited partner or member, as the case may be.

ARTICLE VI

TRANSFER

SECTION 6.1         Transfers of Pledged Collateral.  No Pledgor shall sell, convey, assign or otherwise dispose of, or grant any option with respect to, any of the Pledged Collateral pledged by it hereunder except as permitted by the Credit Agreement.

ARTICLE VII

REMEDIES

SECTION 7.1         Remedies.  Upon the occurrence and during the continuance of any Event of Default, and, in the case of Unlimited Company Shares only, following the giving of written notice to the Pledgor thereof, the Collateral Agent may from time to time exercise in respect of the Pledged Collateral, in addition to the other rights and remedies provided for herein or otherwise available to it, the following remedies:

(i)            Personally, or by agents or attorneys, immediately take possession of the Pledged Collateral or any part thereof, from any Pledgor or any other person who then has possession of any part thereof with or without notice or process of law, and for that purpose may enter upon any Pledgor’s premises where any of the Pledged Collateral is located, remove such Pledged Collateral, remain present at such premises to receive copies of all communications and remittances relating to the Pledged Collateral and use in connection with such removal and possession any and all services, supplies, aids and other facilities of any Pledgor;

(ii)           Except in the case of Unlimited Company Shares which remain registered in the name of a Pledgor, demand, sue for, collect or receive any money or property at any time payable or receivable in respect of the Pledged Collateral including instructing the obligor or obligors on any agreement, instrument or other obligation constituting part of the Pledged Collateral to make any payment required by the terms of such agreement, instrument or other obligation directly to the Collateral Agent, and in connection with any of the foregoing, compromise, settle, extend the time for payment and make other modifications with respect thereto; provided, however, that in the event that any such payments are made directly to any Pledgor, prior to receipt by any such obligor of such instruction, such Pledgor shall segregate all amounts received pursuant thereto in trust for the benefit of the Collateral Agent and shall promptly (but in no event later than one (1) Business Day after receipt thereof) pay such amounts to the Collateral Agent;

(iii)          Except in the case of Unlimited Company Shares which remain registered in the name of a Pledgor, exercise any and all rights as beneficial and legal owner of the Pledged Collateral, including perfecting assignment of and exercising any and all voting, consensual and other rights and powers with respect to any Pledged Collateral; and

(iv)          All the rights and remedies of a secured party on default under the UCC, or under any other applicable laws, and the Collateral Agent may also in its sole discretion, without notice except as specified in Section 7.2 hereof, sell or assign the Pledged Collateral or any part thereof at public or private sale, at any exchange, broker’s board or at any of the Collateral Agent’s offices or elsewhere, for cash, on credit or for future delivery, and at such price or prices and upon such other terms as the Collateral Agent may deem commercially reasonable. The Collateral Agent or any other Secured Party or any of their respective Affiliates may be the purchaser, assignee or recipient of any or all of the Pledged Collateral at any such sale and shall be entitled, for the purpose of bidding and making settlement or payment of the purchase price for all or any portion of the Pledged Collateral sold or assigned at such sale, to use and apply any of the Obligations owed to such person as a credit on account of the purchase price of any Pledged Collateral payable by such person at such sale. Each purchaser, assignee or recipient at any such sale shall acquire the property sold or assigned absolutely free from any claim or right on the part of any Pledgor, and each Pledgor hereby waives, to the fullest extent permitted by law, all rights of redemption, stay and/or appraisal which it now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted. The Collateral Agent shall not be obligated to make any sale of Pledged Collateral regardless of notice of sale having been given. The Collateral Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. Each Pledgor hereby waives, to the fullest extent permitted by law, any claims against the Collateral Agent arising by reason of the fact that the price at which any Pledged Collateral may have been sold or assigned at such a private sale was less than the price which might have been obtained at a public sale, even if the Collateral Agent accepts the first offer received and does not offer such Pledged Collateral to more than one offeree.

SECTION 7.2         Notice of Sale.  Each Pledgor acknowledges and agrees that, to the extent notice of sale or other disposition of Pledged Collateral shall be required by law, to the fullest extent permitted by applicable law, ten (10) days’ prior notice to such Pledgor of the time and place of any public sale or of the time after which any private sale or other intended disposition is to take place shall be commercially reasonable notification of such matters. To the fullest extent permitted by applicable law, no notification need be given to any Pledgor if it has signed, after the occurrence of an Event of Default, a statement renouncing or modifying any right to notification of sale or other intended disposition.

SECTION 7.3         Waiver of Notice and Claims.  Each Pledgor hereby waives, to the fullest extent permitted by applicable law, notice or judicial hearing in connection with the Collateral Agent’s taking possession or the Collateral Agent’s disposition of any of the Pledged Collateral, including any and all prior notice and hearing for any prejudgment remedy or remedies and any such right which such Pledgor would otherwise have under law, and each Pledgor hereby further waives, to the fullest extent permitted by applicable law: (i) all damages occasioned by such taking of possession, (ii) all other requirements as to the time, place and terms of sale or other requirements with respect to the enforcement of the Collateral Agent’s rights hereunder and (iii) all rights of redemption, appraisal, valuation, stay, extension or moratorium now or hereafter in force under any applicable law. The Collateral Agent shall not be liable for any incorrect or improper payment made pursuant to this Article VII in the absence of gross negligence or willful misconduct. Any sale of, or the grant of options to purchase, or any other realization upon, any Pledged Collateral shall operate to divest all right, title, interest, claim and demand, either at law or in equity, of the applicable Pledgor therein and thereto, and shall be a perpetual bar both at law and in equity against such Pledgor and against any and all persons claiming or attempting to claim the Pledged Collateral so sold, optioned or realized upon, or any part thereof, from, through or under such Pledgor.

SECTION 7.4         Certain Sales of Pledged Collateral.

(i)            Each Pledgor recognizes that, by reason of certain prohibitions contained in law, rules, regulations or orders of any Governmental Authority, the Collateral Agent may be compelled, with respect to any sale of all or any part of the Pledged Collateral, to limit purchasers to those who meet the requirements of such Governmental Authority. Each Pledgor acknowledges that any such sales may be at prices and on terms less favorable to the Collateral Agent than those obtainable through a public sale without such restrictions, and, notwithstanding such circumstances, agrees that any such restricted sale shall be deemed to have been made in a commercially reasonable manner and that, except as may be required by applicable law, the Collateral Agent shall have no obligation to engage in public sales.

(ii)           Each Pledgor recognizes that, by reason of certain prohibitions contained in the Securities Act, and applicable state securities laws, and in the securities laws of any other jurisdiction, the Collateral Agent may be compelled, with respect to any sale of all or any part of the Pledged Collateral, to limit purchasers to persons who will agree, among other things, to acquire such Pledged Collateral for their own account, for investment and not with a view to the distribution or resale thereof. Each Pledgor acknowledges that any such private sales may be at prices and on terms less favorable to the Collateral Agent than those obtainable through a public sale without such restrictions (including a public offering made pursuant to a registration statement under the Securities Act or under the securities law of any other jurisdiction), and, notwithstanding such circumstances, agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner and that the Collateral Agent shall have no obligation to engage in public sales and no obligation to delay the sale of any Pledged Collateral for the period of time necessary to permit the issuer thereof to register it for a form of public sale requiring registration under the Securities Act or under applicable state securities laws, or under the securities laws of any other jurisdiction, even if such issuer would agree to do so.

(iii)          Notwithstanding the foregoing, each Pledgor shall, upon the occurrence and during the continuance of any Event of Default, at the reasonable request of the Collateral Agent, for the benefit of the Collateral Agent, cause any registration, qualification under or compliance with any federal, state or Canadian Provincial securities law or laws to be effected with respect to all or any part of the Pledged Collateral as soon as practicable and at the sole cost and expense of the Pledgors. Each Pledgor will use its commercially reasonable efforts to cause such registration to be effected (and be kept effective) and will use its commercially reasonable efforts to cause such qualification and compliance to be effected (and be kept effective) as may be so requested and as would permit or facilitate the sale and distribution of such Pledged Collateral including registration under the Securities Act (or any similar statute then in effect), appropriate qualifications under applicable blue sky or other state or Canadian Provincial securities laws and appropriate compliance with all other requirements of any Governmental Authority. Each Pledgor shall use its commercially reasonable efforts to cause the Collateral Agent to be kept advised in writing as to the progress of each such registration, qualification or compliance and as to the completion thereof, shall furnish to the Collateral Agent such number of prospectuses, offering circulars or other documents incident thereto as the Collateral Agent from time to time may request, and shall indemnify and shall cause the issuer of the Pledged Collateral to indemnify the Collateral Agent and all others participating in the distribution of such Pledged Collateral against all claims, losses, damages and liabilities caused by any untrue statement (or alleged untrue statement) of a material fact contained therein (or in any related registration statement, notification or the like) or by any omission (or alleged omission) to state therein (or in any related registration statement, notification or the like) a material fact required to be stated therein or necessary to make the statements therein not misleading.

(iv)          If the Collateral Agent determines to exercise its right to sell any or all of the Pledged Collateral, upon written request, the applicable Pledgor shall from time to time furnish to the Collateral Agent all such information as the Collateral Agent may request in order to determine the number of securities included in the Pledged Collateral which may be sold by the Collateral Agent as exempt transactions under the Securities Act and the rules of the Securities and Exchange Commission thereunder or under the securities laws and rules of any Governmental Authority of any other jurisdiction, as the same are from time to time in effect.

(v)           Each Pledgor further agrees that a breach of any of the covenants contained in this Section 7.4 will cause irreparable injury to the Collateral Agent and other Secured Parties, that the Collateral Agent and the other Secured Parties have no adequate remedy at law in respect of such breach and, as a consequence, that each and every covenant contained in this Section 7.4 shall be specifically enforceable against such Pledgor, and such Pledgor hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants except for a defense that no Event of Default has occurred and is continuing.

SECTION 7.5         No Waiver; Cumulative Remedies.

(i)            No failure on the part of the Collateral Agent to exercise, no course of dealing with respect to, and no delay on the part of the Collateral Agent in exercising, any right, power or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any such right, power or remedy hereunder preclude any other or further exercise thereof or the exercise of any other right, power or remedy; nor shall the Collateral Agent be required to look first to, enforce or exhaust any other security, collateral or guaranties. The remedies herein provided are cumulative and are not exclusive of any remedies provided by law.

(ii)           In the event that the Collateral Agent shall have instituted any proceeding to enforce any right, power or remedy under this Agreement by foreclosure, sale, entry or otherwise, and such proceeding shall have been discontinued or abandoned for any reason or shall have been determined adversely to the Collateral Agent, then and in every such case, the Pledgors, the Collateral Agent and each other Secured Party shall be restored to their respective former positions and rights hereunder with respect to the Pledged Collateral, and all rights, remedies and powers of the Collateral Agent and the other Secured Parties shall continue as if no such proceeding had been instituted.

ARTICLE VIII

MISCELLANEOUS

SECTION 8.1         Concerning Collateral Agent.

(i)            The Collateral Agent has been appointed as collateral agent pursuant to the Credit Agreement. The actions of the Collateral Agent hereunder are subject to the provisions of the Credit Agreement. The Collateral Agent shall have the right hereunder to make demands, to give notices, to exercise or refrain from exercising any rights, and to take or refrain from taking action (including the release or substitution of the Pledged Collateral), in accordance with this Agreement and the Credit Agreement. The Collateral Agent may employ agents and attorneys-in-fact in connection herewith and shall not be liable for the negligence or misconduct of any such agents or attorneys-in-fact selected by it in good faith. The Collateral Agent may resign and a successor Collateral Agent may be appointed in the manner provided in the Credit Agreement. Upon the acceptance of any appointment as the Collateral Agent by a successor Collateral Agent, that successor Collateral Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Collateral Agent under this Agreement, and the retiring Collateral Agent shall thereupon be discharged from its duties and obligations under this Agreement. After any retiring Collateral Agent’s resignation, the provisions hereof shall inure to its benefit as to any actions taken or omitted to be taken by it under this Agreement while it was the Collateral Agent.

(ii)           The Collateral Agent shall be deemed to have exercised reasonable care in the custody and preservation of the Pledged Collateral in its possession if such Pledged Collateral is accorded treatment substantially equivalent to that which the Collateral Agent, in its individual capacity, accords its own property consisting of similar instruments or interests, it being understood that neither the Collateral Agent nor any of the Secured Parties shall have responsibility for (i) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relating to any Pledged Collateral, whether or not the Collateral Agent or any other Secured Party has or is deemed to have knowledge of such matters or (ii) taking any necessary steps to preserve rights against any person with respect to any Pledged Collateral.

(iii)          The Collateral Agent shall be entitled to rely upon any written notice, statement, certificate, order or other document or any telephone message reasonably believed by it to be genuine and correct and to have been signed, sent or made by the proper person, and, with respect to all matters pertaining to this Agreement and its duties hereunder, upon advice of counsel selected by it.

SECTION 8.2         Collateral Agent May Perform; Collateral Agent Appointed Attorney-in-fact.  If any Pledgor shall fail to perform any covenants contained in this Agreement (including such Pledgor’s covenants to (i) pay Claims, (ii) discharge Liens or (iii) pay or perform any obligations of such Pledgor under any Pledged Collateral) or if any representation or warranty on the part of any Pledgor contained herein shall be breached, the Collateral Agent may (but shall not be obligated to) do the same or cause it to be done or remedy any such breach, and may expend funds for such purpose; provided, however, that the Collateral Agent shall in no event be bound to inquire into the validity of any tax, lien, imposition or other obligation which such Pledgor fails to pay or perform as and when required hereby and which such Pledgor does not contest in accordance with the provisions of Section 4.9 hereof. Any and all amounts so expended by the Collateral Agent shall be paid by the Pledgors in accordance with the provisions of Section 10.03 of the Credit Agreement. Neither the provisions of this Section 8.2 nor any action taken by the Collateral Agent pursuant to the provisions of this Section 8.2 shall prevent any such failure to observe any covenant contained in this Agreement nor any breach of representation or warranty from constituting an Event of Default. Each Pledgor hereby appoints the Collateral Agent its attorney-in-fact, with full authority in the place and stead of such Pledgor and in the name of such Pledgor, or otherwise, from time to time in the Collateral Agent’s discretion to take any action and to execute any instrument consistent with the terms of the Credit Agreement, this Agreement and the other Security Documents which the Collateral Agent may deem necessary or advisable to accomplish the purposes hereof. The foregoing grant of authority is a power of attorney coupled with an interest and such appointment shall be irrevocable for the term hereof. Each Pledgor hereby ratifies all that such attorney shall lawfully do or cause to be done in accordance with this Agreement by virtue hereof.

SECTION 8.3         Continuing Security Interest Assignment.  This Agreement shall create a continuing security interest in the Pledged Collateral and shall (i) be binding upon the Pledgors, their respective successors and assigns and (ii) inure, together with the rights and remedies of the Collateral Agent hereunder, to the benefit of the Collateral Agent and the other Secured Parties and each of their respective successors, transferees and assigns. No other persons (including any other creditor of any Pledgor) shall have any interest herein or any right or benefit with respect hereto. Without limiting the generality of the foregoing clause (ii), any Secured Party may assign or otherwise transfer any indebtedness held by it secured by this Agreement to any other person, and such other person shall thereupon become vested with all the benefits in respect thereof granted to such Secured Party, herein or otherwise, subject however, to the provisions of the Credit Agreement and any Hedging Agreement.

SECTION 8.4         Termination; Release.  The Pledged Collateral shall be released from the Lien of this Agreement in accordance with the provisions of the Credit Agreement. Upon termination hereof or any release of Pledged Collateral in accordance with the provisions of the Credit Agreement, the Collateral Agent shall, upon the request and at the sole cost and expense of the Pledgors, assign, transfer and deliver to Pledgor, against receipt and without recourse to or warranty by the Collateral Agent except as to the fact that the Collateral Agent has not encumbered the released assets, such of the Pledged Collateral to be released (in the case of a release) as may be in possession of the Collateral Agent and as shall not have been sold or otherwise applied pursuant to the terms hereof, and, with respect to any other Pledged Collateral, proper documents and instruments (including UCC-3 termination statements or releases) acknowledging the termination hereof or the release of such Pledged Collateral, as the case may be.

SECTION 8.5         Modification in Writing.  No amendment, modification, supplement, termination or waiver of or to any provision hereof, nor consent to any departure by any Pledgor therefrom, shall be effective unless the same shall be made in accordance with the terms of the Credit Agreement and unless in writing and signed by the Collateral Agent and each Pledgor. Any amendment, modification or supplement of or to any provision hereof, any waiver of any provision hereof and any consent to any departure by any Pledgor from the terms of any provision hereof shall be effective only in the specific instance and for the specific purpose for which made or given. Except where notice is specifically required by this Agreement or any other document evidencing the Obligations, no notice to or demand on any Pledgor in any case shall entitle any Pledgor to any other or further notice or demand in similar or other circumstances.

SECTION 8.6         Notices.  Unless otherwise provided herein or in the Credit Agreement, any notice or other communication herein required or permitted to be given shall be given in the manner and become effective as set forth in the Credit Agreement, as to any Pledgor, addressed to it at the address of the Borrower set forth in the Credit Agreement and as to the Collateral Agent, addressed to it at the address set forth in the Credit Agreement, or in each case at such other address as shall be designated by such party in a written notice to the other party complying as to delivery with the terms of this Section 8.6.

SECTION 8.7         Governing Law, Consent to Jurisdiction and Service of Process; Waiver of Jury Trial.  Sections 10.09 and 10.10 of the Credit Agreement are incorporated herein, mutatis mutandis, as if a part hereof.

SECTION 8.8         Severability of Provisions.  Any provision hereof which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

SECTION 8.9         Execution in Counterparts.  This Agreement and any amendments, waivers, consents or supplements hereto may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original, but all such counterparts together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page of this Agreement by telecopy shall be as effective as delivery of a manually executed counterpart of this Agreement.

SECTION 8.10       Business Days.  In the event any time period or any date provided in this Agreement ends or falls on a day other than a Business Day, then such time period shall be deemed to end and such date shall be deemed to fall on the next succeeding Business Day, and performance herein may be made on such Business Day, with the same force and effect as if made on such other day.

SECTION 8.11       Waiver of Stay.  Each Pledgor covenants (to the extent it may lawfully do so) that in the event that such Pledgor or any property or assets of such Pledgor shall hereafter become the subject of a voluntary or involuntary proceeding under the Code or such Pledgor shall otherwise be a party to any federal or state bankruptcy, insolvency, moratorium or similar proceeding to which the provisions relating to the automatic stay under Section 362 of the Bankruptcy Code of the United States or any similar provision in any such law is applicable, then, in any such case, whether or not the Collateral Agent has commenced foreclosure proceedings under this Agreement, such Pledgor shall not, and each Pledgor hereby expressly waives its right to (to the extent it may lawfully do so) at any time insist upon, plead or in any whatsoever, claim or take the benefit or advantage of any such automatic stay or such similar provision as it relates to the exercise of any of the rights and remedies (including any foreclosure proceedings) available to the Collateral Agent as provided in this Agreement, in any other Security Document or any other document evidencing the Obligations. Each Pledgor further covenants (to the extent it may lawfully do so) that it will not hinder, delay or impede the execution of any power granted herein to the Collateral Agent, but will suffer and permit the execution of every such power as though no law relating to any stay or similar provision had been enacted.

SECTION 8.12       No Credit for Payment of Taxes or Imposition.  Such Pledgor shall not be entitled to any credit against the principal, premium, if any, or interest payable under the Credit Agreement, and such Pledgor shall not be entitled to any credit against any other sums which may become payable under the terms thereof or hereof, by reason of the payment of any Tax on the Pledged Collateral or any part thereof.

SECTION 8.13       No Release.  Nothing set forth in this Agreement shall relieve any Pledgor from the performance of any term, covenant, condition or agreement on such Pledgor’s part to be performed or observed under or in respect of any of the Pledged Collateral or from any liability to any person under or in respect of any of the Pledged Collateral or shall impose any obligation on the Collateral Agent or any other Secured Party to perform or observe any such term, covenant, condition or agreement on such Pledgor’s part to be so performed or observed or shall impose any liability on the Collateral Agent or any other Secured Party for any act or omission on the part of such Pledgor relating thereto or for any breach of any representation or warranty on the part of such Pledgor contained in this Agreement, the Credit Agreement or the other Loan Documents, or under or in respect of the Pledged Collateral or made in connection herewith or therewith. The obligations of each Pledgor contained in this Section 8.13 shall survive the termination hereof and the discharge of such Pledgor’s other obligations under this Agreement, the Credit Agreement and the other Loan Documents.

SECTION 8.14       Obligations Absolute.  All obligations of each Pledgor hereunder shall be absolute and unconditional irrespective of:

(i)            any bankruptcy, insolvency, reorganization, arrangement, readjustment, composition, liquidation or the like of any Pledgor;

(ii)           any lack of validity or enforceability of the Credit Agreement, any Hedging Agreement or any other Loan Document, or any other agreement or instrument relating thereto;

(iii)          any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations, or any other amendment or waiver of or any consent to any departure from the Credit Agreement, any Hedging Agreement or any other Loan Document or any other agreement or instrument relating thereto, including any increase in the Obligations resulting from the extension of additional credit to any Pledgor or otherwise except as specifically set forth in an amendment, waiver or consent pursuant to the provisions of Section 8.5 hereof;

(iv)          any pledge, exchange, release or non-perfection of any other collateral, or any release or amendment or waiver of or consent to any departure from any guarantee, for all or any of the Obligations;

(v)           any exercise, non-exercise or waiver of any right, remedy, power or privilege under or in respect hereof, the Credit Agreement, any Hedging Agreement or any other Loan Document except as specifically set forth in a waiver granted pursuant to the provisions of Section 8.5 hereof;

(vi)          any other circumstances which might otherwise constitute a defense available to, or a discharge of, any Pledgor;

(vii)         any reduction, limitation, impairment or termination of any Obligation for any reason, including any claim of waiver, release, surrender, alteration or compromise (except as specifically set forth in an amendment, rescission, waiver, modification or consent pursuant to the provisions of Section 8.5 hereof), and shall not be subject to (and each Pledgor hereby waives any right to or claim of) any defense or setoff, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality, non-genuineness, irregularity, compromise, unenforceability of, or any other event or occurrence affecting, any Obligation or otherwise; or

(viii)        any amendment to, rescission, waiver, or other modification of, or any consent to departure from, any of the terms of any Loan Document (except as specifically set forth in an amendment, rescission, waiver, modification or consent pursuant to the provisions of Section 8.5 hereof).

SECTION 8.15       Unlimited Company.  Notwithstanding any provisions to the contrary contained in this Agreement or any other document or agreement among all or some of the parties hereto, the applicable Pledgor is the sole registered and beneficial owner of all Pledged Securities owned by it which are Unlimited Company Shares and will remain so until such time as such Unlimited Company Shares are effectively transferred into the name of the Collateral Agent, one of the other Secured Parties, or any other person on the books and records of such Unlimited Company. Accordingly such Pledgor shall be entitled to receive and retain for its own account any dividend on or other distribution, if any, in respect of such Pledged Securities (except insofar as such Pledgor has granted a security interest in such dividend or other distribution, and any shares which are Pledged Securities shall be delivered to the Collateral Agent to hold as Pledged Securities hereunder) and shall have the right to vote such Pledged Securities and to control the direction, management and policies of the Unlimited Company issuer to the same extent as such Pledgor would if such Pledged Securities were not pledged to the Collateral Agent pursuant hereto. Nothing in this Agreement or any other document or agreement among all or some of the parties hereto is intended to, and nothing in this Agreement or any other document or agreement among all or some of the parties hereto shall, constitute the Collateral Agent, any of the other Secured Parties or any person other than the relevant Pledgor, a member of a Unlimited Company for the purposes of Companies Act (Nova Scotia) until such time as notice is given to the Pledgor and further steps are taken hereunder so as to register any of the Collateral Agent, the other Secured Parties or other person as holder of Unlimited Company Shares. To the extent any provision hereof would have the effect of constituting the Collateral Agent, any of the other Secured Parties or any other person as a member of any Unlimited Company prior to such time, such provision shall be severed herefrom and ineffective with respect to Pledged Securities which are Unlimited Company Shares without otherwise invalidating or rendering unenforceable this Agreement or invalidating or rendering unenforceable such provision insofar as it relates to Pledged Securities which are not Unlimited Company Shares. Except upon the exercise of rights to sell or otherwise dispose of the Pledged Securities issued by an Unlimited Company following the occurrence of an Event of Default pursuant to Article VII hereof, no Pledgor shall cause or permit, or enable any Unlimited Company in which it holds Unlimited Company Shares to cause or permit, the Collateral Agent or any of the other Secured Parties to: (a) be registered as shareholders or members of such Unlimited Company; (b) have any notation entered in their favor in the share register of such Unlimited Company; (c) be held out as shareholders or members of such Unlimited Company;

(d) receive, directly or indirectly, any dividends, property or other distributions from the Unlimited Company by reason of the Collateral Agent or any of the other Secured Parties holding a security interest in the Unlimited Company; or (e) to act as a shareholder or member of the Unlimited Company, or exercise any rights of a shareholder or member including the right to attend a meeting of, or to vote the shares of, the Unlimited Company.

[REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK.]

IN WITNESS WHEREOF, the Pledgors and the Collateral Agent have caused this Agreement to be duly executed and delivered by their duly authorized officers as of the date first above written.

ADESA, INC.,
as Pledgor

By:	/s/ Cameron C. Hitchcock
	Name:	Cameron C. Hitchcock
	Title:	Executive Vice President and
Chief Financial Officer

A.D.E. OF ARK-LA-TEX, INC.

ADESA NEW JERSEY, INC.

ADESA PENNSYLVANIA, INC.

ADESA TEXAS, INC.

AUTOMOTIVE RECOVERY SERVICES, INC.

AUTOVIN, INC.

COMSEARCH, INC.

PAR, INC.

ADESA ARK-LA-TEX, LLC

A.D.E. OF KNOXVILLE, LLC

ADESA ARKANSAS, LLC

ADESA BIRMINGHAM, LLC

ADESA CALIFORNIA, LLC

ADESA CHARLOTTE, LLC

ADESA COLORADO, LLC

ADESA DES MOINES, LLC

ADESA FLORIDA, LLC

ADESA INDIANAPOLIS, LLC

ADESA LANSING, LLC

ADESA LEXINGTON, LLC

ADESA MISSOURI, LLC

ADESA NEW YORK, LLC

ADESA OHIO, LLC

ADESA OKLAHOMA, LLC

ADESA SOUTHERN INDIANA, LLC

ADESA WASHINGTON, LLC

ADESA WISCONSIN, LLC

AUTO DEALERS EXCHANGE OF CONCORD, LLC

AUTO DEALERS EXCHANGE OF MEMPHIS, LLC

ADESA ATLANTA, LLC

ADESA PHOENIX, LLC

ADESA-SOUTH FLORIDA, LLC

ADESA VIRGINIA, LLC

each as Pledgor

By:	/s/ Cameron C. Hitchcock
	Name:	Cameron C. Hitchcock
	Title:	Vice President and Treasurer

ADESA CORPORATION, LLC
as Pledgor

By:	/s/ Cameron C. Hitchcock
	Name:	Cameron C. Hitchcock
	Title:	Chief Financial Officer

ASSET HOLDINGS III, L.P.
as Pledgor

By:	ADESA, Inc., as General Partner

By:	/s/ Cameron C. Hitchcock
	Name:	Cameron C. Hitchcock
	Title:	Executive Vice President and Chief Financial Officer

AUTO BANC CORPORATION AUTOMOTIVE FINANCE CORPORATION each as Pledgor

By:	/s/ Curtis L. Phillips
	Name:	Curtis L. Phillips
	Title:	Treasurer

IRT RECEIVABLES CORP. as Pledgor

By:	/s/ Jack R. Cohen
	Name:	Jack R. Cohen
	Title:	Secretary

ADESA PROPERTIES CANADA, INC. ADESA PROPERTIES, INC. each as Pledgor

By:
	Name:	John Thomas
	Title:	President

ADESA CORPORATION, LLC
as Pledgor

By:
	Name:	Cameron C. Hitchcock
	Title:	Chief Financial Officer

ASSET HOLDINGS III, L.P.
as Pledgor

By:	ADESA, Inc., as General Partner

By:
	Name:	Cameron C. Hitchcock
	Title:	Executive Vice President and Chief Financial Officer

AUTO BANC CORPORATION AUTOMOTIVE FINANCE CORPORATION each as Pledgor

By:
	Name:	Curtis L. Phillips
	Title:	Treasurer

IRT RECEIVABLES CORP. as Pledgor

By:
	Name:	Jack R. Cohen
	Title:	Secretary

ADESA PROPERTIES CANADA, INC. ADESA PROPERTIES, INC. each as Pledgor

By:	/s/ John Thomas
	Name:	John Thomas
	Title:	President

BANK OF AMERICA, N.A., as Collateral Agent

By:	/s/ Suzanne M. Paul
Suzanne M. Paul
Vice President

EXHIBIT 1

[Form of]

ISSUER’S ACKNOWLEDGMENT

The undersigned hereby (i) acknowledges receipt of a copy of that certain pledge agreement (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Pledge Agreement;” capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Pledge Agreement), dated as of July 25, 2005 made by ADESA, INC., a Delaware corporation (the “Borrower”), the Guarantors party thereto and BANK OF AMERICA, N.A., as collateral agent (in such capacity and together with any successors in such capacity, the “Collateral Agent”), (ii) agrees promptly to note on its books the security interests granted to the Collateral Agent and confirmed under the Pledge Agreement, (iii) agrees that it will comply with instructions of the Collateral Agent with respect to the applicable Pledged Collateral without further consent by the applicable Pledgor, (iv) agrees to notify the Collateral Agent upon obtaining knowledge of any interest in favor of any person in the applicable Pledged Collateral that is adverse to the interest of the Collateral Agent therein and (v) waives any right or requirement at any time hereafter to receive a copy of the Pledge Agreement in connection with the registration of any Pledged Collateral thereunder in the name of the Collateral Agent or its nominee or the exercise of voting rights by the Collateral Agent or its nominee.

[ ]

By:
Name:
Title:

EXHIBIT 2

[Form of]

PLEDGE AMENDMENT

This Pledge Amendment, dated as of [                   ], is delivered pursuant to Section 5.1 of that certain pledge agreement (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Pledge Agreement;” capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Pledge Agreement), dated as of July 25, 2005 made by ADESA, INC., a Delaware corporation (the “Borrower”), the Guarantors party thereto and BANK OF AMERICA, N.A., as collateral agent (in such capacity and together with any successors in such capacity, the “Collateral Agent”). The undersigned hereby agrees that this Pledge Amendment may be attached to the Pledge Agreement and that the Pledged Securities listed on this Pledge Amendment shall be deemed to be and shall become part of the Pledged Collateral and shall secure all Obligations.

PLEDGED SECURITIES

ISSUER	CLASS OF STOCK OR INTERESTS	PAR VALUE	CERTIFICATE NO(S).	NUMBER OF SHARES OR INTERESTS	PERCENTAGE OF ALL ISSUED CAPITAL OR OTHER EQUITY INTERESTS OF ISSUER

[ ]
as Pledgor

By:
Name:
Title:

AGREED TO AND ACCEPTED:

BANK OF AMERICA, N.A.,

as Collateral Agent

By:
Name:
Title:

EXHIBIT 3

[Form of]

JOINDER AMENDMENT

[Name of New Pledgor]

[Address of New Pledgor]

[Date]

Ladies and Gentlemen:

Reference is made to that certain pledge agreement (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Pledge Agreement;” capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Pledge Agreement), dated as of July 25, 2005 made by ADESA, INC., a Delaware corporation (the “Borrower”), the Guarantors party thereto and BANK OF AMERICA, N.A., as collateral agent (in such capacity and together with any successors in such capacity, the “Collateral Agent”).

This letter supplements the Pledge Agreement and is delivered by the undersigned, [                                 ] (the “New Pledgor”), pursuant to Section 3.4 of the Pledge Agreement. The New Pledgor hereby agrees to be bound as a Guarantor and as a Pledgor by all of the terms, covenants and conditions set forth in the Pledge Agreement to the same extent that it would have been bound if it had been a signatory to the Pledge Agreement on the execution date of the Pledge Agreement. The New Pledgor also hereby agrees to be bound as a party by all of the terms, covenants and conditions applicable to it set forth in Articles V, VI and VII of the Credit Agreement to the same extent that it would have been bound if it had been a signatory to the Credit Agreement on the execution date of the Credit Agreement. Without limiting the generality of the foregoing, the New Pledgor hereby grants and pledges to the Collateral Agent, as collateral security for the full, prompt and complete payment and performance when due (whether at stated maturity, by acceleration or otherwise) of the Obligations, a Lien on and security interest in, all of its right, title and interest in, to and under the Pledged Collateral and expressly assumes all obligations and liabilities of a Guarantor and Pledgor thereunder. The New Pledgor hereby makes each of the representations and warranties and agrees to each of the covenants applicable to the Pledgors contained in the Pledge Agreement and Article III of the Credit Agreement.

Annexed hereto are supplements to each of the schedules to the Pledge Agreement and the Credit Agreement, as applicable, with respect to the New Pledgor. Such supplements shall be deemed to be part of the Pledge Agreement or the Credit Agreement, as applicable.

This agreement and any amendments, waivers, consents or supplements hereto may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original, but all such counterparts together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page of this agreement by telceopy shall be as effective as delivery of a manually executed counterpart of this agreement.

THIS AGREEMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

IN WITNESS WHEREOF, the New Pledgor has caused this letter agreement to be executed and delivered by its duly authorized officer as of the date first above written.

[NEW PLEDGOR]

By:
Name:
Title:

AGREED TO AND ACCEPTED:

BANK OF AMERICA, N.A.,

as Collateral Agent

By:
Name:
Title:

By:
Name:
Title:

[Schedules to be attached]

Schedule 1

Legal Names, Etc.

Legal Name	Type of Entity	Registered Organization (Yes/No)	Organizational Number(1)	Federal Taxpayer Identification Number	State of Formation

(1)           If none, so state.

Schedule 2

Filings/Filing Offices

Type of Filing(2)	Entity	Applicable Collateral Document [Pledge Agreement or Other]	Jurisdictions

(2)           UCC-1 financing statement or other necessary filing.

Schedule 3(a)

Attached hereto is a true copy of each termination statement filing duly acknowledged or otherwise identified by the filing officer.

Schedule 3(b)

Termination Statement Filings

Debtor	Jurisdiction	Secured Party	Type of Collateral	UCC- 1File Date	UCC-1 File Number

Schedule 4

Stock Ownership and Other Equity Interests

Company/Subsidiary:

Record Owner	Class of Stock	Certified (Y/N)	Certificate No.	No. Shares/Interest	Percent Pledged

Schedule 1

Legal Names, Etc. of Borrower and Guarantors

Legal Name	Type of Entity	Registered Organization (Yes/No)	Organizational Number	Federal Taxpayer Identification Number	State of Formation
ADESA, Inc.	Corporation	Yes	3756134	35-1842546	DE

A.D.E. of Ark-La-Tex, Inc.	Corporation	Yes	34631572D	72-1417504	LA

ADESA New Jersey, Inc.	Corporation	Yes	0100594565	22-3339600	NJ

ADESA Pennsylvania, Inc.	Corporation	Yes	2714940	25-1801698	PA

ADESA Properties Canada, Inc.	Corporation	Yes	3384015	91-2157245	DE

ADESA Properties, Inc.	Corporation	Yes	2963889	52-2143265	DE

ADESA Texas, Inc.	Corporation	Yes	136915600	74-2721206	TX

Auto Banc Corporation	Corporation	Yes	0100602202	35-2154977	NJ

Automotive Finance Corporation	Corporation	Yes	198701-824	35-1699152	IN

Automotive Recovery Services, Inc.	Corporation	Yes	2000121400709	35-2123607	IN

AutoViN, Inc.	Corporation	Yes	1999091394	35-2086523	IN

ComSearch, Inc.	Corporation	Yes	31633	05-0415404	RI

Legal Name	Type of Entity	Registered Organization (Yes/No)	Organizational Number	Federal Taxpayer Identification Number	State of Formation
IRT Receivables Corp.	Corporation	Yes	2001111400611	35-2154977	IN

PAR, Inc.	Corporation	Yes	1997122005	35-2062003	IN

ADESA Ark-La-Tex, LLC	Limited Liability Company	Yes	34646668K	72-1419175	LA

A.D.E. of Knoxville, LLC	Limited Liability Company	Yes	0266251	62-1532205	IN

ADESA Arkansas, LLC	Limited Liability Company	Yes	3733161	71-0844203	DE

ADESA Birmingham, LLC	Limited Liability Company	Yes	DLL 695-885	63-0980470	AL

ADESA California, LLC	Limited Liability Company	Yes	200401210075	91-1811682	CA

ADESA Charlotte, LLC	Limited Liability Company	Yes	0335033	56-1853746	NC

ADESA Colorado, LLC	Limited Liability Company	Yes	20001158608	84-1555543	CO

ADESA Des Moines, LLC	Limited Liability Company	Yes	226539	42-1486117	IA

ADESA Florida, LLC	Limited Liability Company	Yes	L03000053266	35-1842547	FL

2

Legal Name	Type of Entity	Registered Organization (Yes/No)	Organizational Number	Federal Taxpayer Identification Number	State of Formation
ADESA Indianapolis, LLC	Limited Liability Company	Yes	2003121900068	35-1915228	IN

ADESA Lansing, LLC	Limited Liability Company	Yes	B7112N	38-3406149	MI

ADESA Lexington, LLC	Limited Liability Company	Yes	0574773	61-1184881	KY

ADESA New York, LLC	Limited Liability Company	Yes	None	16-1307133	NY

ADESA Ohio, LLC	Limited Liability Company	Yes	1429876	31-1334072	OH

ADESA Oklahoma, LLC	Limited Liability Company	Yes	3512025120	73-1607773	OK

ADESA Southern Indiana, LLC	Limited Liability Company	Yes	2003120800421	35-1929359	IN

ADESA Washington, LLC	Limited Liability Company	Yes	602 353 202	91-2069348	WA

ADESA Wisconsin, LLC	Limited Liability Company	Yes	A034574	39-1846227	WI

Auto Dealers Exchange of Concord, LLC	Limited Liability Company	Yes	000855896	04-3165540	MA

3

Legal Name	Type of Entity	Registered Organization (Yes/No)	Organizational Number	Federal Taxpayer Identification Number	State of Formation
Auto Dealers Exchange of Memphis, LLC	Limited Liability Company	Yes	0216873	62-1401166	TN

ADESA Atlanta, LLC	Limited Liability Company	Yes	0600095736	58-2563 132	NJ

ADESA Missouri, LLC	Limited Liability Company	Yes	LC0573487	43-1811816	MO

ADESA Phoenix, LLC	Limited Liability Company	Yes	0600095737	86-1000467	NJ

ADESA-South Florida, LLC	Limited Liability Company	Yes	1994070476	35-19307 10	IN

ADESA Corporation, LLC	Limited Liability Company	Yes	2004030800075	35-1842546	IN

Asset Holdings III, L.P.	Limited Partnership	Yes	886487	13-4284567	OH

ADESA Virginia, LLC	Limited Liability Company	Yes	S1524653	20-2751571	VA

4

Schedule 2

Filings/Filing Offices of Borrower Guarantors

Type of Filing(3)	Entity	Applicable Collateral Document [Pledge Agreement or Other]	Jurisdictions

UCC-1	ADESA, Inc.	Pledge Agreement	DE

UCC-1	A.D.E. of Ark-La-Tex, Inc.	Pledge Agreement	LA

UCC-1	ADESA New Jersey, Inc.	Pledge Agreement	NJ

UCC-l	ADESA Pennsylvania, Inc.	Pledge Agreement	PA

UCC-l	ADESA Properties Canada, Inc.	Pledge Agreement	DE

UCC-l	ADESA Properties, Inc.	Pledge Agreement	DE

UCC-1	ADESA Texas, Inc.	Pledge Agreement	TX

UCC-1	Auto Banc Corporation	Pledge Agreement	NJ

UCC-l	Automotive Finance Corporation	Pledge Agreement	IN

UCC-1	Automotive Recovery Services, Inc.	Pledge Agreement	IN

UCC-1	AutoVIN, Inc.	Pledge Agreement	IN

UCC-1	ComSearch, Inc.	Pledge Agreement	RI

UCC-1	IRT Receivables Corp.	Pledge Agreement	IN

UCC-I	PAR, Inc.	Pledge Agreement	IN

UCC-1	ADESA Ark-La-Tex, LLC	Pledge Agreement	LA

UCC-1	A.D.E. of Knoxville, LLC	Pledge Agreement	TN

(3) UCC-1 financing statement or other necessary filing.

5

Type of Filing(3)	Entity	Applicable Collateral Document [Pledge Agreement or Other]	Jurisdictions

UCC-1	ADESA Arkansas, LLC	Pledge Agreement	DE

UCC-1	ADESA Birmingham, LLC	Pledge Agreement	AL

UCC-1	ADESA California, LLC	Pledge Agreement	CA

UCC-1	ADESA Charlotte, LLC	Pledge Agreement	NC

UCC-1	ADESA Colorado, LLC	Pledge Agreement	CO

UCC-1	ADESA Des Moines, LLC	Pledge Agreement	IA

UCC-1	ADESA Florida, LLC	Pledge Agreement	FL

UCC-1	ADESA Indianapolis, LLC	Pledge Agreement	IN

UCC-1	ADESA Lansing, LLC	Pledge Agreement	MI

UCC-1	ADESA Lexington, LLC	Pledge Agreement	KY

UCC-1	ADESA Missouri, LLC	Pledge Agreement	MO

UCC-1	ADESA New York, LLC	Pledge Agreement	NY

UCC-1	ADESA Ohio, LLC	Pledge Agreement	OH

UCC-1	ADESA Oklahoma, LLC	Pledge Agreement	OK

UCC-l	ADESA Southern Indiana, LLC	Pledge Agreement	IN

UCC-1	ADESA Washington, LLC	Pledge Agreement	WA

UCC-1	ADESA Wisconsin, LLC	Pledge Agreement	WI

UCC-1	Auto Dealers Exchange of Concord, LLC	Pledge Agreement	MA

UCC-1	Auto Dealers Exchange of Memphis, LLC	Pledge Agreement	TN

6

Type of Filing(3)	Entity	Applicable Collateral Document [Pledge Agreement or Other]	Jurisdictions

UCC-1	ADESA Atlanta, LLC	Pledge Agreement	NJ

UCC-1	ADESA Phoenix, LLC	Pledge Agreement	NJ

UCC-1	ADESA-South Florida, LLC	Pledge Agreement	IN

UCC-1	ADESA Corporation, LLC	Pledge Agreement	IN

UCC-1	Asset Holdings III, L.P.	Pledge Agreement	OH

UCC-1	ADESA Virginia, LLC	Pledge Agreement	VA

7

Schedule 3(a)

Attached hereto is a true copy of each termination statement filing that was or will be filed with the appropriate filing officer.

8

Schedule 3(b)

Termination Statement Filings

Debtor	Jurisdiction	Secured Party	Type of Collateral	UCC-1 File Date	UCC-1 File Number

ADESA, Inc.	DE	UBS AG, Stamford Branch, as Collateral Agent	Pledged Securities and Distributions per Pledge Agreement	6/23/04	41744822

A.D.E. of Ark-La-Tex, Inc.	LA	UBS AG, Stamford Branch, as Collateral Agent	Pledged Securities and Distributions per Pledge Agreement	6/25/04	09-1033590

ADESA Pennsylvania, Inc.	PA	UBS AG, Stamford Branch, as Collateral Agent	Pledged Securities and Distributions per Pledge Agreement	6/23/04	20040669837

ADESA Properties Canada, Inc.	DE	UBS AG, Stamford Branch, as Collateral Agent	Pledged Securities and Distributions per Pledge Agreement	6/23/04	41744830

ADESA Properties, Inc.	DE	UBS AG, Stamford Branch, as Collateral Agent	Pledged Securities and Distributions per Pledge Agreement	6/23/04	41744855

ADESA Texas, Inc.	TX	UBS AG, Stamford Branch, as Collateral Agent	Pledged Securities and Distributions per Pledge Agreement	6/23/04	04-0072439766

Auto Banc Corporation	NJ	UBS AG, Stamford Branch, as Collateral Agent	Pledged Securities and Distributions per Pledge Agreement	6/23/04	22430854

Automotive Finance Corporation	IN	UBS AG, Stamford Branch, as Collateral Agent	Pledged Securities and Distributions per Pledge Agreement	6/23/04	200400005989764

Automotive Recovery Services, Inc.	IN	UBS AG, Stamford Branch, as Collateral Agent	Pledged Securities and Distributions per Pledge Agreement	6/23/04	200400006005956

AutoVIN, Inc.	IN	UBS AG, Stamford Branch, as Collateral Agent	Pledged Securities and Distributions per Pledge Agreement	6/23/04	200400006006088

ComSearch, Inc.	RI	UBS AG, Stamford Branch, as Collateral Agent	Pledged Securities and Distributions per Pledge Agreement	6/23/04	200401329010

9

Debtor	Jurisdiction	Secured Party	Type of Collateral	UCC-1 File Date	UCC-1 File Number

IRT Receivables Corp.	IN	UBS AG, Stamford Branch, as Collateral Agent	Pledged Securities and Distributions per Pledge Agreement	6/23/04	200400006006199

PAR, Inc.	IN	UBS AG, Stamford Branch, as Collateral Agent	Pledged Securities and Distributions per Pledge Agreement	6/23/04	200400006006200

ADESA Ark-La-Tex, LLC	LA	UBS AG, Stamford Branch, as Collateral Agent	Pledged Securities and Distributions per Pledge Agreement	6/23/04	09-1033589

ADESA Arkansas, LLC	DE	UBS AG, Stamford Branch, as Collateral Agent	Pledged Securities and Distributions per Pledge Agreement	6/23/04	4174484

ADESA Birmingham, LLC	AL	UBS AG, Stamford Branch, as Collateral Agent	Pledged Securities and Distributions per Pledge Agreement	6/23/04	B 04-0507986

ADESA California, LLC	CA	UBS AG, Stamford Branch, as Collateral Agent	Pledged Securities and Distributions per Pledge Agreement	6/23/04	0417860784

ADESA Charlotte, LLC	NC	UBS AG, Stamford Branch, as Collateral Agent	Pledged Securities and Distributions per Pledge Agreement	6/23/04	F0404758002

ADESA Colorado, LLC	CO	UBS AG, Stamford Branch, as Collateral Agent	Pledged Securities and Distributions per Pledge Agreement	6/23/04	20042067698

ADESA Des Moines, LLC	IA	UBS AG, Stamford Branch, as Collateral Agent	Pledged Securities and Distributions per Pledge Agreement	6/23/04	P476101

ADESA Florida, LLC	FL	UBS AG, Stamford Branch, as Collateral Agent	Pledged Securities and Distributions per Pledge Agreement	6/23/04	200407245713

ADESA Indianapolis, LLC	IN	UBS AG, Stamford Branch, as Collateral Agent	Pledged Securities and Distributions per Pledge Agreement	6/23/04	200400006006311

ADESA Lansing, LLC	MI	UBS AG, Stamford Branch, as Collateral Agent	Pledged Securities and Distributions per Pledge Agreement	6/23/04	2004127023-0

10

Debtor	Jurisdiction	Secured Party	Type of Collateral	UCC-1 File Date	UCC-1 File Number

ADESA Lexington, LLC	KY	UBS AG, Stamford Branch, as Collateral Agent	Pledged Securities and Distributions per Pledge Agreement	6/23/04	2004-2021146-12

ADESA Missouri, LLC	MO	UBS AG, Stamford Branch, as Collateral Agent	Pledged Securities and Distributions per Pledge Agreement	6/23/04	20040068823E

ADESA New York, LLC	NY	UBS AG, Stamford Branch, as Collateral Agent	Pledged Securities and Distributions per Pledge Agreement	6/23/04	200406230655766

ADESA Ohio, LLC	OH	UBS AG, Stamford Branch, as Collateral Agent	Pledged Securities and Distributions per Pledge Agreement	6/23/04	OH00078738479

ADESA Oklahoma, LLC	OK	UBS AG, Stamford Branch, as Collateral Agent	Pledged Securities and Distributions per Pledge Agreement	6/23/04	2004007667335

ADESA Southern Indiana, LLC	IN	UBS AG, Stamford Branch, as Collateral Agent	Pledged Securities and Distributions per Pledge Agreement	6/23/04	200400006006422

ADESA Washington, LLC	WA	UBS AG, Stamford Branch, as Collateral Agent	Pledged Securities and Distributions per Pledge Agreement	1.) 6/23/04 2.) 6/13/05	1.) 2004-175-9823 2.) 2005-164-6784-1

ADESA Wisconsin, LLC	WI	UBS AG, Stamford Branch, as Collateral Agent	Pledged Securities and Distributions per Pledge Agreement	6/23/04	040010363215

ADESA Atlanta, LLC	NJ	UBS AG, Stamford Branch, as Collateral Agent	Pledged Securities and Distributions per Pledge Agreement	6/23/04	2243091-5

ADESA Phoenix, LLC	NJ	UBS AG, Stamford Branch, as Collateral Agent	Pledged Securities and Distributions per Pledge Agreement	6/23/04	22430830

ADESA Corporation, LLC	IN	UBS AG, Stamford Branch, as Collateral Agent	Pledged Securities and Distributions per Pledge Agreement	6/23/04	200400006006755

Asset Holdings III, L.P.	OH	UBS AG, Stamford Branch, as Collateral Agent	Pledged Securities and Distributions per Pledge Agreement	7/29/04	OH00080008951

11

Debtor	Jurisdiction	Secured Party	Type of Collateral	UCC-1 File Date	UCC-1 File Number

ADESA Virginia, LLC	VA	UBS AG, Stamford Branch, as Collateral Agent	Pledged Securities and Distributions per Pledge Agreement	5/27/05	0505277458-2

12

Schedule 4

Stock Ownership and Other Equity Interests

Pledgor	Subsidiary	Class of Stock	Certificated (Y/N)	Certificate No.	Number of Shares/Interest	Percent of Entity Pledged

A.D.E. of Ark-La-Tex, Inc.	ADESA Ark-La-Tex, LLC	N/A	No	N/A	Sole Member	100%

ADESA Florida, LLC	ADESA-South Florida, LLC	N/A	No	N/A	Sole Member	100%

ADESA, Inc.	3048540 Nova Scotia Company	Common	Yes	10	3,957,756	65%

ADESA, Inc.	A.D.E. of Ark-La-Tex, Inc.	Common	Yes	1	100	100%

ADESA, Inc.	ADESA Missouri, LLC	N/A	No	N/A	Sole Member	100%

ADESA, Inc.	ADESA New Jersey, Inc.	Common	Yes	1	100	100%

ADESA, Inc.	ADESA Pennsylvania, Inc.	Common	Yes	1	100	100%

ADESA, Inc.	ADESA Properties, Inc.	Common	Yes	1	100	100%

ADESA, Inc.	ADESA Texas, Inc.	Common	Yes	2	10,000	100%

ADESA, Inc.	Auto Banc Corporation	Common	Yes	1	100	100%

ADESA, Inc.	Automotive Finance Corporation	Common	Yes	4	500	100%

ADESA, Inc.	Automotive Recovery Services, Inc.	Common	Yes	2	100	100%

ADESA, Inc.	AutoVIN, Inc.	Common	Yes	7	1,000	100%

ADESA, Inc.	ComSearch, Inc.	Common	Yes	20	100	100%

ADESA, Inc.	PAR, Inc.	Common	Yes	1	100	100%

ADESA, Inc.	A.D.E. of Knoxville, LLC	N/A	No	N/A	Sole Member	100%

13

Pledgor	Subsidiary	Class of Stock	Certificated (Y/N)	Certificate No.	Number of Shares/Interest	Percent of Entity Pledged

ADESA, Inc.	ADESA Arkansas, LLC	N/A	No	N/A	Sole Member	100%

ADESA, Inc.	ADESA Birmingham, LLC	N/A	No	N/A	Sole Member	100%

ADESA, Inc.	ADESA California, LLC	N/A	No	N/A	Sole Member	100%

ADESA, Inc.	ADESA Charlotte, LLC	N/A	No	N/A	Sole Member	100%

ADESA, Inc.	ADESA Colorado, LLC	N/A	No	N/A	Sole Member	100%

ADESA, Inc.	ADESA Corporation, LLC	N/A	No	N/A	Sole Member	100%

ADESA, Inc.	ADESA Des Moines, LLC	N/A	No	N/A	Sole Member	100%

ADESA, Inc.	ADESA Florida, LLC	N/A	No	N/A	Sole Member	100%

ADESA, Inc.	ADESA Indianapolis, LLC	N/A	No	N/A	Sole Member	100%

ADESA, Inc.	ADESA Lansing, LLC	N/A	No	N/A	Sole Member	100%

ADESA, Inc.	ADESA Lexington, LLC	N/A	No	N/A	Sole Member	100%

ADESA, Inc.	ADESA New York, LLC	N/A	No	N/A	Sole Member	100%

ADESA, Inc.	ADESA Ohio, LLC	N/A	No	N/A	Sole Member	100%

ADESA, Inc.	ADESA Oklahoma, LLC	N/A	No	N/A	Sole Member	100%

ADESA, Inc.	ADESA Southern Indiana, LLC	N/A	No	N/A	Sole Member	100%

ADESA, Inc.	ADESA Washington, LLC	N/A	No	N/A	Sole Member	100%

ADESA, Inc.	ADESA Wisconsin, LLC	N/A	No	N/A	Sole Member	100%

ADESA, Inc.	Auto Dealers Exchange of Concord, LLC	N/A	No	N/A	Sole Member	100%

ADESA, Inc.	Auto Dealers Exchange of Memphis, LLC	N/A	No	N/A	Sole Member	100%

14

Pledgor	Subsidiary	Class of Stock	Certificated (Y/N)	Certificate No.	Number of Shares/Interest	Percent of Entity Pledged

ADESA, Inc.	Asset Holdings III, L.P.	N/A	No	N/A	General Partner	50%

ADESA Properties, Inc.	ADESA Properties Canada, Inc.	Common	Yes	3	100	100%

ADESA Properties Canada, Inc.	3048538 Nova Scotia Company	Common	Yes	8	39,979	65%

ADESA New Jersey, Inc.	ADESA Atlanta, LLC	N/A	No	N/A	Sole Member	100%

ADESA New Jersey, Inc.	ADESA Phoenix, LLC	N/A	No	N/A	Sole Member	100%

Automotive Finance Corporation	Automotive Finance Canada Inc.	Common	Yes	4	650	65%

Automotive Finance Corporation	IRT Receivables Corp.	Common	Yes	1	1,000	100%

AutoVIN, Inc.	AutoViN Canada Corporation	Common	Yes	4	65	65%

ADESA Corporation, LLC	Asset Holdings III, L.P.	N/A	No	N/A	Limited Partner	50%

ADESA Corporation, LLC	ADESA Virginia, LLC	N/A	No	N/A	Sole Member	100%

15